UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4108

                          Oppenheimer Balanced Fund/VA
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund achieved strong returns compared to its primary benchmark, the S&P 500 Index, during the 12-month reporting period. We attribute this performance to our security selection strategy in the stock market's financials, health care, consumer discretionary and consumer staples sectors as well as strong performance from corporate bonds and mortgage-backed securities. While both stocks and bonds contributed positively to performance overall, the Fund's modest emphasis on bonds over stocks hindered its overall results when stocks rallied strongly late in the year.

      Among equities, the Fund produced better returns than its benchmark in the financials sector, where performance was driven by favorable stock selection. The Fund enjoyed particularly strong results from the initial public offering of Genworth Financial, Inc., Cl. A, an insurance company spun off by GE Capital. Also in the insurance industry, another major insurance and financial services provider posted strong returns. The Fund also benefited from its position in a regional bank that was acquired by a larger competitor, and the Fund's real estate-related holdings were driven higher by good performance from a hotel-related real estate investment trust.

      The Fund's largest single holding, international cable systems operator UnitedGlobalCom, Inc., Cl. A, gained value as did other consumer discretionary companies in the media, home building and restaurant industries. A managed care provider, a health insurance company and a medical equipment manufacturer drove gains in the Fund's health care sector, more than offsetting weakness in a managed care provider that was hurt by allegations of mismanagement. Among consumer staples companies, the Fund benefited from its position in Altria Group, Inc. (formerly Phillip Morris), which gained value as litigation concerns waned. A chicken producer saw attractive results when fears of "mad cow disease" and the low-carb diet craze boosted consumption of poultry. A beer, wine, and spirits maker gained value after several successful acquisitions and the apparent end to a "wine glut."

      On the other hand, the Fund received disappointing contributions from the telecommunications sector. The Fund's investments in the energy, industrials and information technology sectors were largely in line with industry averages. The Fund's telecommunications investments were hurt by its lack of exposure to a U.S. mobile phone service provider that was acquired during the reporting period, and an unfavorable legal ruling favoring regional Bell operating companies over smaller competitors. Although energy stocks generally fared well as oil and gas prices surged, relatively light exposure to the area prevented the Fund from participating fully in its gains. Among technology stocks, good performance from software providers was undermined by lackluster results from hardware manufacturers and semiconductor makers.

      Among bonds, the Fund's returns were driven by its relatively heavy exposure to corporate bonds, including a small position in high-yield securities. Corporate bonds rated "triple-B" fared especially well compared to their more highly rated counterparts. While the Fund's relatively heavy exposure to mortgage-backed securities also helped boost fixed-income returns, we began to reduce its mortgage position toward the neutral range later in the reporting period. We also added value by maintaining a shorter-than-average duration position in the rising interest-rate environment. The Fund's small positions in commercial mortgages and asset-backed securities also helped boost fixed-income returns.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2004. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.


            4 | OPPENHEIMER BALANCED FUND/VA

      The Fund's performance is compared to the performance of both the S&P 500 Index, an unmanaged index of U.S. equity securities that is a measure of the general domestic stock market and the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            5 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Balanced Fund/VA (Non-Service)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Balanced Fund/VA     S&P 500          Lehman Brothers
                           (Non-Service)               Index         Aggregate Bond Index
 12/31/1994                 10,000                     10,000                10,000
 03/31/1995                 10,647                     10,973                10,504
 06/30/1995                 11,349                     12,019                11,144
 09/30/1995                 11,888                     12,973                11,363
 12/31/1995                 12,136                     13,753                11,847
 03/31/1996                 12,548                     14,491                11,637
 06/30/1996                 12,885                     15,141                11,704
 09/30/1996                 13,387                     15,609                11,920
 12/31/1996                 14,016                     16,909                12,278
 03/31/1997                 14,021                     17,363                12,209
 06/30/1997                 15,299                     20,392                12,657
 09/30/1997                 16,485                     21,919                13,078
 12/31/1997                 16,430                     22,548                13,463
 03/31/1998                 17,565                     25,691                13,672
 06/30/1998                 17,596                     26,544                13,992
 09/30/1998                 15,756                     23,910                14,583
 12/31/1998                 17,524                     28,997                14,632
 03/31/1999                 17,807                     30,441                14,560
 06/30/1999                 19,008                     32,583                14,432
 09/30/1999                 18,379                     30,554                14,530
 12/31/1999                 19,591                     35,096                14,512
 03/31/2000                 20,789                     35,900                14,832
 06/30/2000                 20,903                     34,946                15,091
 09/30/2000                 20,966                     34,608                15,546
 12/31/2000                 20,852                     31,902                16,199
 03/31/2001                 20,678                     28,122                16,691
 06/30/2001                 21,965                     29,767                16,785
 09/30/2001                 19,557                     25,399                17,559
 12/31/2001                 21,315                     28,113                17,567
 03/31/2002                 21,391                     28,191                17,584
 06/30/2002                 19,823                     24,416                18,233
 09/30/2002                 17,893                     20,200                19,069
 12/31/2002                 19,098                     21,902                19,369
 03/31/2003                 18,902                     21,212                19,638
 06/30/2003                 21,271                     24,476                20,130
 09/30/2003                 22,020                     25,124                20,100
 12/31/2003                 23,864                     28,181                20,164
 03/31/2004                 24,412                     28,658                20,700
 06/30/2004                 24,185                     29,151                20,194
 09/30/2004                 24,366                     28,606                20,839
 12/31/2004                 26,274                     31,245                21,038

AVERAGE ANNUAL TOTAL RETURN OF NON-SERVICE SHARES OF THE FUND AT 12/31/04

1-Year 10.10%     5-Year 6.05%      10-Year 10.14%

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Balanced Fund/VA (Service)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Balanced Fund/VA    S&P 500          Lehman Brothers
                           (Service)                  Index         Aggregate Bond Index
 05/01/2002                 10,000                    10,000                10,000
 06/30/2002                  9,407                     9,220                10,172
 09/30/2002                  8,491                     7,628                10,638
 12/31/2002                  9,056                     8,271                10,806
 03/31/2003                  8,951                     8,010                10,956
 06/30/2003                 10,075                     9,242                11,230
 09/30/2003                 10,423                     9,487                11,214
 12/31/2003                 11,291                    10,641                11,249
 03/31/2004                 11,542                    10,822                11,548
 06/30/2004                 11,427                    11,008                11,266
 09/30/2004                 11,506                    10,802                11,626
 12/31/2004                 12,397                    11,799                11,737

AVERAGE ANNUAL TOTAL RETURN OF SERVICE SHARES OF THE FUND AT 12/31/2004

1-Year 9.79%     5-Year  N/A    Since Inception  (5/1/02) 8.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


            6 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                    BEGINNING    ENDING       EXPENSES
                                    ACCOUNT      ACCOUNT      PAID DURING
                                    VALUE        VALUE        6 MONTHS ENDED
                                    (7/1/04)     (12/31/04)   DECEMBER 31, 2004
-------------------------------------------------------------------------------
Non-Service shares Actual           $ 1,000.00   $ 1,086.40   $ 3.89
-------------------------------------------------------------------------------
Non-Service shares Hypothetical       1,000.00     1,021.42     3.77
-------------------------------------------------------------------------------
Service shares Actual                 1,000.00     1,084.90     5.31
-------------------------------------------------------------------------------
Service shares Hypothetical           1,000.00     1,020.06     5.14

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2004 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Non-Service shares      0.74%
---------------------------------
Service shares          1.01
--------------------------------------------------------------------------------


            7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
COMMON STOCKS--52.4%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.6%
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.8%
McDonald's Corp.                                      154,500   $     4,953,270
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
WCI Communities, Inc. 1                                69,600         2,046,240
-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.5%
IAC/InterActiveCorp                                   103,600         2,861,432
-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Leapfrog Enterprises, Inc. 1                           47,200           641,920
-------------------------------------------------------------------------------
MEDIA--6.6%
Liberty Media Corp., Cl. A 1                          996,200        10,938,276
-------------------------------------------------------------------------------
Liberty Media International, Inc., Cl. A 1             46,794         2,163,287
-------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 1                      2,268,484        21,913,555
-------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                   131,800         4,796,202
                                                                ---------------
                                                                     39,811,320

-------------------------------------------------------------------------------
SPECIALTY RETAIL--0.3%
Gap, Inc. (The)                                        82,300         1,738,176
-------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%
-------------------------------------------------------------------------------
BEVERAGES--1.0%
Constellation Brands, Inc., Cl. A 1                   133,900         6,227,689
-------------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
Tyson Foods, Inc., Cl. A                              233,800         4,301,920
-------------------------------------------------------------------------------
TOBACCO--2.0%
Altria Group, Inc.                                    199,600        12,195,560
-------------------------------------------------------------------------------
Energy--3.7%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Halliburton Co.                                        42,600         1,671,624
-------------------------------------------------------------------------------
OIL & GAS--3.4%
BP plc, ADR                                            50,400         2,943,360
-------------------------------------------------------------------------------
Kinder Morgan, Inc.                                    34,900         2,552,237
-------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                  44,300         5,426,750
-------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                     81,000         2,962,782
-------------------------------------------------------------------------------
Talisman Energy, Inc.                                 137,700         3,717,894
-------------------------------------------------------------------------------
Total SA, B Shares                                      1,700           372,570
-------------------------------------------------------------------------------
TotalFinaElf SA, Sponsored ADR                         24,000         2,636,160
                                                                ---------------
                                                                     20,611,753

-------------------------------------------------------------------------------
FINANCIALS--10.0%
-------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
UBS AG                                                 25,042         2,099,863
-------------------------------------------------------------------------------
COMMERCIAL BANKS--2.5%
Bank of America Corp.                                 169,968         7,986,796
-------------------------------------------------------------------------------
Wachovia Corp.                                         74,315         3,908,969
-------------------------------------------------------------------------------
Wells Fargo & Co.                                      54,600         3,393,390
                                                                ---------------
                                                                     15,289,155


                                                                          VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.2%
Citigroup, Inc.                                       164,100   $     7,906,338
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                  100,500         3,920,505
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                         70,500         6,167,340
-------------------------------------------------------------------------------
Morgan Stanley                                         30,600         1,698,912
                                                                ---------------
                                                                     19,693,095

-------------------------------------------------------------------------------
INSURANCE--2.7%
Assured Guaranty Ltd.                                 181,900         3,577,973
-------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       258,500         6,979,500
-------------------------------------------------------------------------------
Prudential Financial, Inc.                            109,000         5,990,640
                                                                ---------------
                                                                     16,548,113

-------------------------------------------------------------------------------
REAL ESTATE--0.4%
Host Marriott Corp.                                   140,500         2,430,650
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.8%
Freddie Mac                                            67,200         4,952,640
-------------------------------------------------------------------------------
HEALTH CARE--7.6%
-------------------------------------------------------------------------------
BIOTECHNOLOGY--1.9%
MedImmune, Inc. 1                                     167,900         4,551,769
-------------------------------------------------------------------------------
Wyeth                                                 158,300         6,741,997
                                                                ---------------
                                                                     11,293,766

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Beckman Coulter, Inc.                                  61,000         4,086,390
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Manor Care, Inc.                                       47,600         1,686,468
-------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.                        46,800         2,645,136
-------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                              349,700         3,839,706
                                                                ---------------
                                                                      8,171,310

-------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
GlaxoSmithKline plc, ADR                               62,600         2,966,614
-------------------------------------------------------------------------------
Novartis AG                                            89,813         4,525,798
-------------------------------------------------------------------------------
Pfizer, Inc.                                          207,600         5,582,364
-------------------------------------------------------------------------------
Schering-Plough Corp.                                 175,200         3,658,176
-------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                        170,700         5,600,667
                                                                ---------------
                                                                     22,333,619

-------------------------------------------------------------------------------
INDUSTRIALS--5.7%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
Empresa Brasileira de
Aeronautica SA, ADR                                   101,400         3,390,816
-------------------------------------------------------------------------------
Honeywell International, Inc.                          83,600         2,960,276
-------------------------------------------------------------------------------
Orbital Sciences Corp. 1                              557,464         6,594,799
-------------------------------------------------------------------------------
Raytheon Co.                                          121,800         4,729,494
                                                                ---------------
                                                                     17,675,385


            8 | OPPENHEIMER BALANCED FUND/VA

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Cendant Corp.                                         484,500   $    11,327,610
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.9%
General Electric Co.                                   97,900         3,573,350
-------------------------------------------------------------------------------
Tyco International Ltd.                                48,800         1,744,112
                                                                ---------------
                                                                      5,317,462

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--8.9%
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.2%
Hewlett-Packard Co.                                   145,400         3,049,038
-------------------------------------------------------------------------------
International Business Machines Corp.                 103,500        10,203,030
                                                                ---------------
                                                                     13,252,068

-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Flextronics International Ltd. 1                      347,800         4,806,596
-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.3%
Net2Phone, Inc. 1                                     481,500         1,637,100
-------------------------------------------------------------------------------
IT SERVICES--0.3%
CSG Systems International, Inc.                       115,700         2,163,590
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Freescale Semiconductor, Inc., Cl. A 1                282,900         5,041,278
-------------------------------------------------------------------------------
Intel Corp.                                           128,600         3,007,954
                                                                ---------------
                                                                      8,049,232

-------------------------------------------------------------------------------
SOFTWARE--4.0%
Compuware Corp. 1                                     245,400         1,587,738
-------------------------------------------------------------------------------
Microsoft Corp.                                       290,000         7,745,900
-------------------------------------------------------------------------------
Novell, Inc. 1                                        252,700         1,705,725
-------------------------------------------------------------------------------
Synopsys, Inc. 1                                       39,600           776,952
-------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                   355,800        12,378,282
                                                                ---------------
                                                                     24,194,597

-------------------------------------------------------------------------------
MATERIALS--1.4%
-------------------------------------------------------------------------------
CHEMICALS--0.4%
Praxair, Inc.                                          58,900         2,600,435
-------------------------------------------------------------------------------
Sterling Chemicals, Inc. 1,2                               18               671
                                                                ---------------
                                                                      2,601,106

-------------------------------------------------------------------------------
METALS & MINING--0.7%
Companhia Vale do Rio Doce,
Sponsored ADR                                         115,800         2,823,204
-------------------------------------------------------------------------------
GrafTech International Ltd. 1                         164,200         1,553,332
                                                                ---------------
                                                                      4,376,536

-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Bowater, Inc.                                          33,700         1,481,789


                                                                          VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.3%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
IDT Corp., Cl. B 1                                    494,600   $     7,656,408
-------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group 1                       375,000                --
                                                                ---------------
                                                                      7,656,408

-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Leap Wireless International, Inc. 1                     1,707            46,089
-------------------------------------------------------------------------------
UTILITIES--1.5%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
AES Corp. (The) 1                                     389,900         5,329,933
-------------------------------------------------------------------------------
PG&E Corp.                                             58,100         1,933,568
                                                                ---------------
                                                                      7,263,501

-------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Sempra Energy                                          52,900         1,940,372
                                                                ---------------
Total Common Stocks (Cost $222,624,033)                             317,748,946

                                                        UNITS
-------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 1,2                2,593                26
-------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts.,
Exp. 12/10/07 1                                         8,881            14,032
-------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 1,2                                          31               145
-------------------------------------------------------------------------------
Sun Healthcare Group, Inc. Wts.,
Exp. 2/28/05 1                                          1,241                --
                                                                ---------------
Total Rights, Warrants and Certificates
(Cost $38,932)                                                           14,203

                                                    PRINCIPAL
                                                       AMOUNT
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.9%
-------------------------------------------------------------------------------
Bank One Auto Securitization Trust,
Automobile Receivable Certificates,
Series 2003-1, Cl. A2, 1.29%, 8/21/06         $       428,668           427,907
-------------------------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2004-A, Cl. A2, 1.88%, 10/25/06              1,342,339         1,338,035
-------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed Nts.,
Series 2004-2, Cl. A3, 3.58%, 1/15/09               1,270,000         1,268,413
-------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home
Equity Loan Asset-Backed Certificates:
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                118,828           118,696
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                279,453           278,377
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 2              548,493           546,714


            9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%,
4/25/23                                       $       176,951   $       176,963
Series 2003-1, Cl. 1A3, 3.14%,
7/25/23                                               519,865           519,594
Series 2003-4, Cl. 1A1, 2.538%,
9/25/17 3                                             105,089           105,145
Series 2003-4, Cl. 1A2, 2.138%,
7/25/18                                               470,000           468,421
Series 2004-1, Cl. 2A1, 2.528%,
9/25/21 3                                             912,702           913,289
-------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                 270,583           272,276
Series 2003-B, Cl. A2, 1.28%, 3/15/06                 111,861           111,799
-------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%,
11/20/06 2                                            900,000           896,169
-------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2002-A3, Cl. A3, 4.40%, 5/15/07                     1,050,000         1,057,252
-------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1, 2.518%,
5/25/33 3                                              62,274            62,315
Series 2003-3, Cl. AF1, 2.538%,
8/25/33 3                                             288,500           288,693
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc., Home Equity Mtg. Obligations,
Series 2004-OPT1, Cl. A1B, 2.388%,
9/1/34 2                                              957,943           956,745
-------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Inc., Home Equity
Asset-Backed Certificates, Series
2002-4, Cl. A1, 2.788%, 2/25/33 3                     247,806           249,209
-------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                 344,336           344,301
Series 2003-B, Cl. A2, 1.61%, 7/10/06               1,429,174         1,426,772
Series 2004-B, Cl. A2, 2.48%, 2/8/07 2              1,000,000           997,602
Series 2004-C, Cl. A2, 2.62%, 6/8/07                1,720,000         1,714,720
-------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2004-A,
Cl. A2, 2.13%, 10/15/06                             2,200,000         2,191,434


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2003-3, Cl. A1, 1.50%, 1/15/08                $       768,019   $       765,306
-------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations:
Series 2003-3, Cl. A2, 1.52%, 4/21/06                 815,279           813,913
Series 2003-4, Cl. A2, 1.58%, 7/17/06               1,186,525         1,183,878
-------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                483,178           482,223
-------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                499,345           499,276
Series 2003-1, Cl. A2, 1.60%, 7/20/06                 780,991           779,864
-------------------------------------------------------------------------------
National City Auto Receivables
Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2,
1.50%, 2/15/07                                        830,296           827,374
-------------------------------------------------------------------------------
Nissan Auto Lease Trust,
Automobile Lease Obligations:
Series 2003-A, Cl. A2, 1.69%, 12/15/05                 77,230            77,230
Series 2004-A, Cl. A2, 2.55%, 1/15/07                 840,000           839,430
-------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06                214,670           215,752
Series 2004-A, Cl. A2, 1.40%, 7/17/06                 941,394           937,610
-------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Home Equity Mtg. Obligations, Series
2004-3, Cl. A2, 2.568%, 11/25/34 2,3                  538,440           538,787
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust, Home Equity Pass-Through
Certificates, Series 2004-5, Cl. AF2,
3.735%, 11/10/34 2                                    340,000           338,869
-------------------------------------------------------------------------------
Toyota Auto Receivables Owner
Trust, Automobile Mtg.-Backed
Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                  77,995            78,108
Series 2003-B, Cl. A2, 1.43%, 2/15/06                 315,355           315,162
-------------------------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                206,620           206,613
Series 2004-1, Cl. A2, 1.43%, 9/15/06               2,232,894         2,225,786
Series 2004-2, Cl. A2, 2.41%, 2/15/07               1,030,000         1,026,746
Series 2004-3, Cl. A2, 2.79%, 6/15/07                 820,000           818,382
-------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                      1,040,000         1,035,247


            10 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2, 1.11%, 12/20/05        $       143,570   $       143,521
Series 2003-2, Cl. A2, 1.55%, 6/20/06                 619,502           618,299
-------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts., Series
2004-B, Cl. A2, 2.40%, 5/21/07                        740,000           736,955
-------------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B, 2.94%, 9/25/18             1,530,733         1,523,659
-------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile
Loan Receivable Certificates:
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                766,394           764,957
Series 2004-1, Cl. A2A, 2.59%, 5/15/07              1,070,000         1,066,063
                                                                ---------------
Total Asset-Backed Securities
(Cost $35,698,339)                                                   35,589,851

-------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--31.9%
-------------------------------------------------------------------------------
GOVERNMENT AGENCY--27.6%
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--27.5%
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 4                                       12,183,000        12,099,242
5.50%, 1/1/35 4                                     7,814,000         7,938,540
6.50%, 7/1/28-4/1/34                                1,451,574         1,526,542
7%, 5/1/29-11/1/34                                  9,828,160        10,422,441
7%, 1/1/35 4                                        1,697,000         1,797,759
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                    280,065           282,296
Series 2055, Cl. ZM, 6.50%, 5/15/28                   722,759           751,722
Series 2075, Cl. D, 6.50%, 8/15/28                  1,622,217         1,688,728
Series 2080, Cl. Z, 6.50%, 8/15/28                    455,576           469,770
Series 2387, Cl. PD, 6%, 4/15/30                      937,202           971,466
Series 2466, Cl. PD, 6.50%, 4/15/30                   259,674           260,925
Series 2498, Cl. PC, 5.50%, 10/15/14                  134,573           135,726
Series 2500, Cl. FD, 2.903%, 3/15/32 3                269,712           270,770
Series 2526, Cl. FE, 2.803%, 6/15/29 3                331,555           332,748
Series 2551, Cl. FD, 2.803%, 1/15/33 3                265,555           267,375
Series 2551, Cl. TA, 4.50%, 2/15/18                   112,341           112,270
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, (0.21)%, 6/1/26 5                 469,447            87,648
Series 183, Cl. IO, (1.41)%, 4/1/27 5                 761,669           147,670
Series 184, Cl. IO, 1.85%, 12/1/26 5                  773,660           143,863
Series 192, Cl. IO, 3.27%, 2/1/28 5                   209,537            38,940
Series 200, Cl. IO, 2.89%, 1/1/29 5                   256,034            49,086
Series 2130, Cl. SC, 12.38%, 3/15/29 5                576,012            60,173
Series 2796, Cl. SD, 19.10%, 7/15/26 5                795,040            80,364


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 6.95%,
6/1/26 6                                      $       206,600   $       180,247
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 4                                     5,578,000         5,560,569
5%, 1/1/20-1/1/35 4                                22,693,000        22,586,331
5.50%, 3/1/33-1/1/34                                5,764,934         5,859,441
5.50%, 1/1/35 4                                    22,082,000        22,420,120
6%, 5/1/16-8/1/24                                   8,553,513         8,926,103
6%, 1/1/35 4                                       12,055,000        12,465,617
6.50%, 11/1/27-10/1/30                              1,359,313         1,429,034
6.50%, 1/1/35 4                                    15,978,000        16,756,928
7%, 12/1/31-10/1/34                                11,580,421        12,281,759
7%, 8/1/28-6/1/32 4                                 4,627,104         4,910,937
7.50%, 7/1/30-9/1/30                                1,082,094         1,159,793
8.50%, 7/1/32                                          56,581            61,468
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Trust 2002-T1, Cl. A2, 7%, 11/25/31                 1,561,930         1,656,130
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                1,256,369         1,319,246
Trust 1998-63, Cl. PG, 6%, 3/25/27                    256,265           257,487
Trust 2001-50, Cl. NE, 6%, 8/25/30                    508,881           515,913
Trust 2001-70, Cl. LR, 6%, 9/25/30                    489,509           499,106
Trust 2001-72, Cl. NH, 6%, 4/25/30                    397,360           406,372
Trust 2001-74, Cl. PD, 6%, 5/25/30                    169,872           172,177
Trust 2002-50, Cl. PD, 6%, 9/25/27                    278,499           278,685
Trust 2002-77, Cl. WF, 2.81%, 12/18/32 3              426,467           428,987
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                 737,669           739,285
Trust 2003-81, Cl. PA, 5%, 2/25/12                    221,314           222,127
Trust 2004-101, Cl. BG, 5%, 1/25/20                 1,110,000         1,119,713
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 319, Cl. 2, (3.08)%, 2/1/32 5                   469,725            90,287
Trust 2002-47, Cl. NS, 9.28%, 4/25/32 5             1,030,485           108,006
Trust 2002-51, Cl. S, 9.56%, 8/25/32 5                946,229            99,276
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 222, Cl. 2, (2.53)%, 6/1/23 5                 1,519,204           283,050
Trust 233, Cl. 2, (0.80)%, 8/1/23 5                 1,435,014           265,601
Trust 240, Cl. 2, 0.11%, 9/1/23 5                   2,324,143           442,611
Trust 252, Cl. 2, (3.44)%, 11/1/23 5                1,161,785           228,219
Trust 254, Cl. 2, (0.11)%, 1/1/24 5                   584,942           120,874
Trust 273, Cl. 2, 0.09%, 7/1/26 5                     340,774            62,963
Trust 321, Cl. 2, (8.45)%, 3/1/32 5                 4,842,910           962,409
Trust 333, Cl. 2, 1.40%, 3/1/33 5                   4,696,785         1,015,778
Trust 334, Cl. 17, (16.18)%, 2/1/33 5                 777,496           155,868
Trust 2001-81, Cl. S, 13.68%, 1/25/32 5               482,978            58,907


            11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-52, Cl. SD, 8.85%, 9/25/32 5       $     1,191,233   $       123,167
Trust 2002-77, Cl. SH, 21.15%,
12/18/32 5                                            619,517            62,738
Trust 2002-9, Cl. MS, 10.62%, 3/25/32 5               703,195            76,703
Trust 2004-54, Cl. DS, 20.40%,
11/25/30 5                                            993,390            90,528
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
9.71%, 9/25/23 6                                      480,445           416,075
                                                                ---------------
                                                                    166,812,699

-------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National Mortgage
Assn., 8%, 4/15/23                                    293,164           320,660
-------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 14.94%,
1/16/27 5                                             920,135            88,003
Series 2002-15, Cl. SM, 9.39%,
2/16/32 5                                           1,047,287           100,973
Series 2002-76, Cl. SY, 9.35%,
12/16/26 5                                          2,108,379           215,071
Series 2004-11, Cl. SM, 10.64%,
1/17/30 5                                             835,059            75,086
                                                                ---------------
                                                                        799,793

-------------------------------------------------------------------------------
PRIVATE--4.3%
-------------------------------------------------------------------------------
COMMERCIAL--4.3%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2004-6, Cl. A3, 4.512%, 12/10/42                    1,000,000         1,000,000
-------------------------------------------------------------------------------
Bank of America Mortgage Securities,
Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%,
7/20/32                                             1,636,692         1,672,129
Series 2004-8, Cl. 5A1, 6.50%,
5/25/32                                             1,275,323         1,325,141
Series 2004-E, Cl. 2A9, 3.712%,
6/25/34                                               931,642           932,230
Series 2004-G, Cl. 2A1, 2.469%,
8/25/34                                               622,321           621,094
-------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, Collateralized Mtg. Obligations,
Series 2004-J9, Cl. 1A1, 2.598%,
10/25/34 3                                          1,299,747         1,301,242


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL Continued
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%,
11/18/35                                      $       680,000   $       731,518
-------------------------------------------------------------------------------
General Motors Acceptance Corp.
Commercial Mtg. Securities, Inc.,
Commercial Mtg. Obligations, Series
2004-C3, Cl. A4, 4.547%, 12/10/41                     640,000           641,684
-------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                       506,985           536,679
-------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                              685,259           677,810
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                               410,000           418,316
-------------------------------------------------------------------------------
GSR Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 04-12, Cl. 3A1, 4.593%, 12/25/34 2,3         2,018,542         2,021,322
-------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                         1,893,011         1,954,708
-------------------------------------------------------------------------------
Mastr Asset Securitization Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-9, Cl. A3,
4.70%, 8/25/34                                      2,476,850         2,478,856
-------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65, 6.50%,
12/1/34 4                                           2,966,000         3,054,517
-------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                        780,000           844,183
-------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                               983,000         1,133,147
-------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg.
Pass-Through Certificates, Series
2003-AR12, Cl. A2, 2.446%, 2/25/34 3                   16,547            16,556


            12 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERICIAL Continued
Wells Fargo Mortgage-Backed
Securities Trust, Collateralized Mtg.
Obligations:
Series 2004-DD, Cl. 2A1,
4.548%, 1/25/35                               $     2,260,000   $     2,263,708
Series 2004-N, Cl. A10, 3.803%,
8/25/34 2                                           1,652,090         1,657,524
Series 2004-W, Cl. A2, 4.635%,
11/25/34 3                                            948,941           951,560
                                                                ---------------
                                                                     26,233,924

-------------------------------------------------------------------------------
OTHER--0.0%
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series
2003-EF1, Cl. A2, 1.49%, 12/20/05                      77,989            78,005
                                                                ---------------
Total Mortgage-Backed Obligations
(Cost $193,402,123)                                                 193,924,421

-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--6.6%
-------------------------------------------------------------------------------
Federal Home Loan Bank Bonds,
3.125%, 9/15/06                                     2,155,000         2,153,636
-------------------------------------------------------------------------------
Federal Home Loan Bank Unsec.
Bonds, 2.75%, 10/15/06                              2,540,000         2,520,993
-------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts., 6.875%, 9/15/10                  1,500,000         1,714,446
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
4.25%, 7/15/07                                      4,315,000         4,408,066
7.25%, 1/15/10-5/15/30                              4,075,000         4,790,855
-------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                        795,000           992,111
Series A, 6.79%, 5/23/12                            7,916,000         9,128,446
-------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                     2,197,000         2,376,365
5.50%, 8/15/28                                        645,000           698,314
STRIPS, 3.37%, 2/15/11 7                              409,000           322,164
STRIPS, 3.86%, 2/15/13 7                              478,000           340,039
-------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.50%, 9/30/06-10/31/06                             8,960,000         8,882,683
4.25%, 11/15/13-11/15/14                            1,538,000         1,546,678
5.75%, 8/15/10                                        434,000           477,960
                                                                ---------------

Total U.S. Government Obligations
(Cost $40,249,219)                                                   40,352,756

-------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.1%
-------------------------------------------------------------------------------
United Mexican States Nts., 7.50%,
1/14/12 (Cost $520,726)                               475,000           539,838
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES--13.2%
ABN Amro Bank NV (NY Branch),
7.125% Sub. Nts., Series B, 10/15/93                  400,000   $       461,950
-------------------------------------------------------------------------------


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06   $     1,185,000   $     1,233,951
-------------------------------------------------------------------------------
Allied Waste North America, Inc.,
8.875% Sr. Nts., Series B, 4/1/08                     540,000           580,500
-------------------------------------------------------------------------------
Allstate Financial Global Funding
LLC, 4.25% Nts., 9/10/08 9                            245,000           248,094
-------------------------------------------------------------------------------
Allstate Life Global Funding II,
3.50% Nts., 7/30/07                                   330,000           328,808
-------------------------------------------------------------------------------
American Express Centurion Bank,
4.375% Nts., 7/30/09                                  435,000           442,381
-------------------------------------------------------------------------------
American Honda Finance Corp.,
3.85% Nts., 11/6/08 9                                 835,000           833,408
-------------------------------------------------------------------------------
AT&T Wireless Services, Inc.,
7.50% Sr. Unsec. Nts., 5/1/07                         885,000           961,767
-------------------------------------------------------------------------------
AXA, 8.60% Unsec. Sub. Nts., 12/15/30                 750,000           987,984
-------------------------------------------------------------------------------
Bank of America Corp.:
4.875% Sr. Unsec. Nts., 1/15/13                        15,000            15,286
7.80% Jr. Unsec. Sub. Nts., 2/15/10                   400,000           465,659
-------------------------------------------------------------------------------
Bankers Trust Corp., 7.375%
Unsec. Sub. Nts., 5/1/08                              100,000           111,007
-------------------------------------------------------------------------------
Beazer Homes USA, Inc., 8.625%
Sr. Unsec. Nts., 5/15/11                              565,000           618,675
-------------------------------------------------------------------------------
Boeing Capital Corp.:
5.65% Sr. Unsec. Nts., 5/15/06                        180,000           185,670
6.50% Nts., 2/15/12  10                               750,000           841,571
-------------------------------------------------------------------------------
British Telecommunications plc:
7.875% Nts., 12/15/05                                 770,000           803,285
8.125% Nts., 12/15/10                                 420,000           504,968
-------------------------------------------------------------------------------
Canadian National Railway Co.,
4.25% Nts., 8/1/09                                    161,000           162,448
-------------------------------------------------------------------------------
CenterPoint Energy, Inc.:
5.875% Sr. Nts., 6/1/08                               690,000           722,564
8.125% Unsec. Nts., Series B, 7/15/05                 270,000           277,148
-------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                1,155,000         1,297,895
-------------------------------------------------------------------------------
Chesapeake Energy Corp., 7.50%
Sr. Nts., 6/15/14                                     610,000           669,475
-------------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts.,
5/15/07                                             1,410,000         1,515,619
-------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                                 1,000,000         1,185,388
-------------------------------------------------------------------------------
Citigroup, Inc., 6.875% Unsec. Nts.,
2/15/98                                               450,000           514,893
-------------------------------------------------------------------------------
Citizens Communications Co.,
9.25% Sr. Nts., 5/15/11                               291,000           341,925
-------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375%
Unsec. Debs., 7/29/93                                 360,000           457,509
-------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts.,
9/15/06                                               610,000           635,388
-------------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub.
Nts., Series B, 6/1/05                                168,000           169,381


            13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
Cox Communications, Inc., 7.875%
Unsec. Nts., 8/15/09                          $       760,000   $       863,431
-------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts.,
10/15/08                                              585,000           631,265
-------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts.,
1/15/14                                               555,000           574,425
-------------------------------------------------------------------------------
DaimlerChrysler North America
Holding Corp., 4.75% Unsec. Nts.,
1/15/08                                             1,090,000         1,114,053
-------------------------------------------------------------------------------
Delphi Automotive Systems Corp.,
6.50% Nts., 5/1/09                                    500,000           514,400
-------------------------------------------------------------------------------
Deutsche Telekom International
Finance BV, 8.50% Unsub. Nts.,
6/15/10                                               770,000           918,381
-------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125%
Sr. Unsub. Nts., 6/15/10                              530,000           624,528
-------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub.
Nts., 6/1/06                                          580,000           603,983
-------------------------------------------------------------------------------
Duke Capital LLC, 5.668% Nts.,
8/15/14                                               645,000           666,774
-------------------------------------------------------------------------------
EOP Operating LP:
6.763% Sr. Unsec. Nts., 6/15/07                       180,000           191,591
8.375% Nts., 3/15/06                                  425,000           448,405
-------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                        810,000           882,514
-------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts.,
4/1/07                                              1,320,000         1,293,538
-------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A,
11/15/06                                              495,000           511,228
7.375% Sr. Unsub. Nts., Series C,
11/15/31                                              565,000           647,246
-------------------------------------------------------------------------------
Food Lion, Inc., 7.55% Nts., 4/15/07                  785,000           852,939
-------------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec.
Unsub. Debs., 3/1/30                                  240,000           282,218
-------------------------------------------------------------------------------
Ford Motor Co., 7.70% Unsec.
Debs., 5/15/97                                        400,000           387,614
-------------------------------------------------------------------------------
Ford Motor Credit Co., 7.375%
Nts., 10/28/09                                        255,000           275,339
-------------------------------------------------------------------------------
France Telecom SA:
7.95% Sr. Unsec. Nts., 3/1/06                         115,000           120,779
8.50% Sr. Unsec. Nts., 3/1/11                         540,000           644,961
9.25% Sr. Unsec. Nts., 3/1/31 3                       230,000           312,708
-------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts.,
4/15/08                                               425,000           424,320
-------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07 2                                 354,000           382,320
10.55% Unsub. Nts., 12/15/08                          141,000           172,373
-------------------------------------------------------------------------------
General Electric Capital Corp.,
7.25% Nts., Series A, 2/1/05                          400,000           401,310
-------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts.,
11/30/07                                              950,000           953,687


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
General Motors Acceptance Corp.,
7.25% Nts., 3/2/11                            $     1,660,000   $     1,740,108
-------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr.
Unsec. Debs., 7/15/33                                 280,000           290,907
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
7.80% Sr. Unsec. Unsub. Nts.,
Series B, 1/28/10                                     400,000           462,792
-------------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The), 2.375% Nts., 6/1/06                       345,000           338,808
-------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts.,
6/15/10                                             1,560,000         1,600,650
-------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts.,
4/15/07                                               450,000           489,713
-------------------------------------------------------------------------------
Household Finance Corp., 8.875%
Sr. Unsec. Nts., 2/15/06                              830,000           878,858
-------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co.
plc, 13.08% Sr. Unsec. Disc. Nts.,
12/31/09 7                                            500,000           282,500
-------------------------------------------------------------------------------
Hutchison Whampoa International
Ltd., 7.45% Sr. Bonds, 11/24/33 9                     495,000           550,726
-------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 2,3                               540,000           610,200
-------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B,
1/15/09                                               545,000           553,687
8.75% Sr. Unsec. Nts., 8/15/08                        400,000           456,487
-------------------------------------------------------------------------------
J.C. Penney Co., Inc., 8% Nts., 3/1/10              1,160,000         1,331,100
-------------------------------------------------------------------------------
John Hancock Global Funding II,
7.90% Nts., 7/2/10 9                                  947,000         1,110,079
-------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.,
10.875% Sr. Nts., Series B, 10/15/06 1,11             250,000           221,875
-------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec.
Nts., 9/1/12                                          595,000           655,005
-------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07               1,435,000         1,487,320
-------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts.,
8/15/07                                               905,000           993,094
-------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09                                   1,000,000         1,135,205
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
7% Nts., 2/1/08                                       765,000           836,410
-------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr.
Sub. Nts., 2/15/08                                    125,000           135,056
-------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts.,
3/1/13                                                580,000           615,214
-------------------------------------------------------------------------------
Liberty Media Corp., 3.50% Nts.,
9/25/06                                               600,000           596,913
-------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr.
Nts., 8/15/14                                         615,000           633,055
-------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.,
5.375% Nts., 7/15/14                                  268,000           262,334


            14 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
May Department Stores Co., 3.95%
Nts., 7/15/07                                 $        81,000   $        81,185
-------------------------------------------------------------------------------
MBNA America Bank NA, 5.375%
Nts., 1/15/08                                         935,000           977,229
-------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875%
Unsec. Unsub. Nts., 11/1/06                           160,000           169,432
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125%
Nts., 9/10/09                                       1,280,000         1,280,475
-------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                450,000           393,750
-------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                    570,000           636,656
-------------------------------------------------------------------------------
National City Bank, 6.20% Sub.
Nts., 12/15/11                                         83,000            91,376
-------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                   180,000           178,462
7.875% Sr. Unsec. Nts., 11/15/10                      790,000           929,821
-------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125%
Sr. Nts., 2/15/11                                     767,000           881,327
-------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub.
Nts., 9/15/27                                         365,000           458,988
-------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 9                   424,641           412,316
-------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 9                           900,000         1,145,817
-------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 9                                  920,000         1,178,061
-------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75%
Unsec. Nts., 4/16/07 2                                595,000           632,188
-------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec.
Nts., 12/15/08                                        500,000           593,204
-------------------------------------------------------------------------------
Raytheon Co., 6.50% Unsec. Nts.,
7/15/05                                               225,000           229,049
-------------------------------------------------------------------------------
Safeway, Inc., 4.80% Sr. Unsec. Nts.,
7/16/07                                             1,445,000         1,480,099
-------------------------------------------------------------------------------
Spieker Properties LP, 6.75%
Unsec. Unsub. Nts., 1/15/08                           360,000           390,458
-------------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                       595,000           619,028
8.75% Nts., 3/15/32                                   530,000           708,297
-------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc., 7.375% Nts., 5/1/07                  470,000           503,488
-------------------------------------------------------------------------------
Sterling Chemicals, Inc., 10% Sr.
Sec. Nts., 12/19/07 8                                 221,615           222,723
-------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                     640,000           646,461
7.75% Unsec. Sub. Nts., 5/1/10                         57,000            66,275
-------------------------------------------------------------------------------
TCI Communications, Inc., 9.80%
Sr. Unsec. Debs., 2/1/12                            1,145,000         1,477,881
-------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr.
Unsec. Nts., 12/1/07                                  475,000           549,805


                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
Telefonos de Mexico SA de CV,
4.50% Nts., 11/19/08                          $       530,000   $       534,857
-------------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125%
Debs., 1/15/13                                        530,000           682,359
-------------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
10.15% Sr. Nts., 5/1/12                               500,000           656,851
-------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11              565,000           627,150
-------------------------------------------------------------------------------
TXU Corp., 4.80% Nts., 11/15/09 9                     555,000           556,591
-------------------------------------------------------------------------------
Tyco International Group SA:
6.375% Sr. Unsec. Unsub. Nts.,
2/15/06                                               850,000           878,557
6.375% Nts., 10/15/11                                 750,000           829,192
6.75% Sr. Unsub. Nts., 2/15/11                        378,000           424,194
-------------------------------------------------------------------------------
Univision Communications, Inc.:
2.875% Sr. Unsec. Nts., 10/15/06                      163,000           160,910
3.50% Sr. Unsec. Nts., 10/15/07                       845,000           835,577
-------------------------------------------------------------------------------
Volkswagen Credit, Inc., 2.33% Nts.,
7/21/05  3,9                                        1,225,000         1,225,103
-------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                                1,225,000         1,272,553
-------------------------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                                  220,000           248,893
7.125% Sr. Unsec. Nts., 10/1/07                       800,000           869,420
-------------------------------------------------------------------------------
Western Forest Products, Inc.,
15% Sec. Nts., 7/28/09 8,9                            146,000           165,345
-------------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec.
Unsub. Nts., 3/15/05                                  250,000           251,163
-------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec.
Nts., 4/15/06                                       1,230,000         1,307,014
                                                                ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $77,208,011)                                   79,998,603

-------------------------------------------------------------------------------
STRUCTURED NOTES--0.6%
-------------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp.
Sec. Credit Linked Nts., Series 2003-1,
3.78%, 1/7/05 2,3 (Cost $3,550,000)                 3,550,000         3,539,350
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.9%
-------------------------------------------------------------------------------
Undivided interest of 2.49% in joint
repurchase agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$36,015,482 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $36,009,000)                  36,009,000        36,009,000
-------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $609,300,383)                                                 707,716,968


            15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--2.0%
-------------------------------------------------------------------------------
MASTER FLOATING NOTES--0.2%
Bear Stearns, 2.493%, 1/3/05 12                   $   500,000   $       500,000
-------------------------------------------------------------------------------
Merrill Lynch Mortgage Capital,
2.413%, 1/3/05 12                                     500,000           500,000
                                                                ---------------
                                                                      1,000,000

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.8%
Undivided interest of 0.39% in joint repurchase
agreement (Principal Amount/Value $2,800,000,000,
with a maturity value of $2,800,550,669) with
Nomura Securities, 2.36%, dated 12/31/04, to
be repurchased at $10,968,169 on 1/3/05,
collateralized by U.S. Government Mortgage
Agencies, 2.58%-7.50%, 1/15/08-10/15/44,
with a value of $2,908,566,289 12                  10,966,012        10,966,012
                                                                ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $11,966,012)                                            11,966,012

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $621,266,395)                                     118.6%      719,682,980
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                   (18.6)     (112,742,772)
                                              ---------------------------------
NET ASSETS                                              100.0%  $   606,940,208
                                              =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2004 was $13,118,632, which represents 2.16% of the Fund's net assets. See
Note 9 of Notes to Financial Statements.

3. Represents the current interest rate for a variable or increasing rate security.

4. When-issued security or forward commitment to be delivered and settled after December 31, 2004. See Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,333,862 or 0.88% of the Fund's net assets as of December 31, 2004.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $596,322 or 0.10% of the Fund's net assets as of December 31, 2004.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Interest or dividend is paid-in-kind.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,425,540 or 1.22% of the Fund's net assets as of December 31, 2004.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $785,467. See Note 6 of Notes to Financial Statements.

11. Issue is in default. See Note 1 of Notes to Financial Statements.

12. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 10 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            16 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (including securities loaned of
$32,538,035) (cost $621,266,395)--see accompanying
statement of investments                                        $   719,682,980
--------------------------------------------------------------------------------
Cash                                                                    752,712
--------------------------------------------------------------------------------
Collateral for securities loaned                                     21,172,558
--------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                39,477
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment        34,157,333
Interest, dividends and principal paydowns                            2,698,161
Futures margins                                                         171,264
Shares of beneficial interest sold                                      160,472
Other                                                                     9,836
                                                                ----------------
Total assets                                                        778,844,793

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Return of collateral for securities loaned                           33,138,570
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $138,238,645 purchased on a
when-issued basis or forward commitment)                            138,452,752
Shares of beneficial interest redeemed                                  202,423
Shareholder communications                                               35,195
Distribution and service plan fees                                       33,267
Trustees' compensation                                                   13,840
Transfer and shareholder servicing agent fees                             1,709
Other                                                                    26,829
                                                                ----------------
Total liabilities                                                   171,904,585

--------------------------------------------------------------------------------
NET ASSETS                                                      $   606,940,208
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $        34,997
--------------------------------------------------------------------------------
Additional paid-in capital                                          477,924,685
--------------------------------------------------------------------------------
Accumulated net investment income                                     9,981,717
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                20,056,825
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             98,941,984
                                                                ----------------
NET ASSETS                                                      $   606,940,208
                                                                ================

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering
price per share (based on net assets of $547,290,257
and 31,542,247 shares of beneficial interest outstanding)       $         17.35
--------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering
price per share (based on net assets of $59,649,951
and 3,455,362 shares of beneficial interest outstanding)        $         17.26

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                        $     8,070,767
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $92,103)               5,180,617
--------------------------------------------------------------------------------
Portfolio lending fees                                                   28,817
                                                                ----------------
Total investment income                                              13,280,201

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       4,101,747
--------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                     99,391
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                       10,110
Service shares                                                           10,010
--------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                       34,192
Service shares                                                            2,425
--------------------------------------------------------------------------------
Custodian fees and expenses                                              20,673
--------------------------------------------------------------------------------
Trustees' compensation                                                   17,269
--------------------------------------------------------------------------------
Other                                                                    40,636
                                                                ----------------
Total expenses                                                        4,336,453
Less reduction to custodian expenses                                    (13,820)
                                                                ----------------
Net expenses                                                          4,322,633

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 8,957,568

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments (including premiums on options exercised)                50,334,810
Closing of futures contracts                                          1,583,889
Closing and expiration of option contracts written                      331,434
Foreign currency transactions                                           197,105
Swap contracts                                                          229,352
Net increase from payment by affiliate                                   13,067
                                                                ----------------
Net realized gain                                                    52,689,657
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                          (6,627,575)
Translation of assets and liabilities denominated in
foreign currencies                                                      340,324
Futures contracts                                                        (4,983)
Option contracts                                                        249,912
Swap contracts                                                           31,513
                                                                ----------------
Net change in unrealized appreciation                                (6,010,809)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    55,636,416
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            18 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                 2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                         $    8,957,568    $    8,796,089
-----------------------------------------------------------------------------------------------
Net realized gain                                                 52,689,657         1,352,031
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                             (6,010,809)       99,178,424
                                                              ---------------------------------
Net increase in net assets resulting from operations              55,636,416       109,326,544

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                (5,486,430)      (13,791,025)
Service shares                                                      (294,219)          (86,954)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                               (31,808,087)      (18,122,603)
Service shares                                                    29,880,516        20,531,465

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Total increase                                                    47,928,196        97,857,427
-----------------------------------------------------------------------------------------------
Beginning of period                                              559,012,012       461,154,585
                                                              ---------------------------------
End of period (including accumulated net investment income
of $9,981,717 and $5,770,535, respectively)                   $  606,940,208    $  559,012,012
                                                              =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            19 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $       15.92     $    13.16     $    15.40     $    16.55     $    17.46
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .26 1          .27            .50            .53            .72
Net realized and unrealized gain (loss)                         1.33           2.90          (2.02)          (.19)           .38
                                                       ----------------------------------------------------------------------------
Total from investment operations                                1.59           3.17          (1.52)           .34           1.10
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.16)          (.41)          (.51)          (.64)          (.82)
Distributions from net realized gain                              --             --           (.21)          (.85)         (1.19)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.16)          (.41)          (.72)         (1.49)         (2.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $       17.35     $    15.92     $    13.16     $    15.40     $    16.55
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             10.10%         24.96%        (10.40)%         2.22%          6.44%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $     547,290     $  533,710     $  458,848     $  593,033     $  589,298
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $     528,655     $  475,389     $  517,516     $  599,324     $  566,724
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                           1.59%          1.82%          3.31%          3.42%          4.36%
Total expenses                                                  0.74% 4        0.76% 4        0.74% 4        0.76% 4        0.76% 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           68% 5         248%            42%            30%            42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $1,460,076,994 and $1,473,590,963, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            20 | OPPENHEIMER BALANCED FUND/VA

SERVICE SHARES  YEAR ENDED DECEMBER 31,                       2004           2003        2002 1
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     15.87     $    13.14     $   14.51
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .23 2          .39           .13
Net realized and unrealized gain (loss)                       1.31           2.74         (1.50)
                                                       -------------------------------------------
Total from investment operations                              1.54           3.13         (1.37)
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.15)          (.40)           --
Distributions from net realized gain                            --             --            --
                                                       -------------------------------------------
Total dividends and/or distributions to shareholders          (.15)          (.40)           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     17.26     $    15.87     $   13.14
                                                       ===========================================

--------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            9.79%         24.69%        (9.44)%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    59,650     $   25,302     $   2,306
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $    39,851     $    9,908     $   1,037
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                         1.41%          1.37%         3.30%
Total expenses                                                1.02% 5        1.01% 5       0.99% 5
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         68% 6         248%           42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $1,460,076,994 and $1,473,590,963, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            21 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund/VA (the Fund), formerly Oppenheimer Multiple Strategies Fund/VA, is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 0.6% of the Fund's net assets and resulted in unrealized cumulative losses of $10,650.


            22 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased $138,238,645 of securities on a when-issued basis or forward commitment and sold $34,157,333 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $221,875, representing 0.04% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


            23 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                              APPRECIATION BASED
   UNDISTRIBUTED                                           ON COST OF SECURITIES
   NET             UNDISTRIBUTED          ACCUMULATED      AND OTHER INVESTMENTS
   INVESTMENT          LONG-TERM                 LOSS         FOR FEDERAL INCOME
   INCOME                   GAIN   CARRYFORWARD 1,2,3               TAX PURPOSES
   -----------------------------------------------------------------------------
   $10,362,511       $21,392,409             $803,612                $98,038,867

1. The Fund had $803,612 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2004, the Fund utilized $28,540,378 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                        REDUCTION TO
                                INCREASE TO          ACCUMULATED NET
   INCREASE TO              ACCUMULATED NET            REALIZED GAIN
   PAID-IN CAPITAL        INVESTMENT INCOME         ON INVESTMENTS 4
   -----------------------------------------------------------------
   $1,654,641                    $1,034,263               $2,688,904

4. $1,654,641, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2004   DECEMBER 31, 2003
   ---------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                        $5,780,649         $13,877,979


            24 | OPPENHEIMER BALANCED FUND/VA

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities              $ 621,634,306
        Federal tax cost of other investments         (16,548,740)
                                                    --------------
        Total federal tax cost                      $ 605,085,566
                                                    ==============

        Gross unrealized appreciation               $ 105,187,798
        Gross unrealized depreciation                  (7,148,931)
                                                    --------------
        Net unrealized appreciation                 $  98,038,867
                                                    ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


            25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED DECEMBER 31, 2004        YEAR ENDED DECEMBER 31, 2003
                                                                  SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                           2,625,394    $   42,309,798         2,968,658    $   42,421,336
Dividends and/or distributions reinvested                        342,260         5,486,430         1,109,495        13,791,025
Redeemed                                                      (4,948,306)      (79,604,315)       (5,419,511)      (74,334,964)
                                                            -------------------------------------------------------------------
Net decrease                                                  (1,980,652)   $  (31,808,087)       (1,341,358)   $  (18,122,603)
                                                            ===================================================================

-------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                           2,003,047    $   32,170,140         1,500,492    $   21,676,028
Dividends and/or distributions reinvested                         18,400           294,219             7,012            86,954
Redeemed                                                        (160,331)       (2,583,843)          (88,818)       (1,231,517)
                                                            -------------------------------------------------------------------
Net increase                                                   1,861,116    $   29,880,516         1,418,686    $   20,531,465
                                                            ===================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2004, were $331,990,724 and $301,035,350, respectively. There were purchases of $52,280,455 and sales of $43,715,083 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $1,460,076,994 and sales of $1,473,590,963 of To Be Announced (TBA) mortgage-related securities for the year ended December 31, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $19,256 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.


            26 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $13,067, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


            27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

As of December 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                UNREALIZED
                               EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                DATES   CONTRACTS   DECEMBER 31, 2004    (DEPRECIATION)
-------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   3/21/05         234       $  26,325,000      $   365,428
U.S. Treasury Nts., 10 yr.        3/21/05         253          28,320,188          149,015
                                                                               ------------
                                                                                   514,443
                                                                               ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.         3/31/05         156          32,696,625           15,330
U.S. Treasury Nts., 5 yr.         3/21/05         352          38,555,000          (52,265)
                                                                               ------------
                                                                                   (36,935)
                                                                               ------------
                                                                               $   477,508
                                                                               ============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2004 was as follows:

                                                               CALL OPTIONS
                                                 ---------------------------
                                                  NUMBER OF       AMOUNT OF
                                                  CONTRACTS        PREMIUMS
----------------------------------------------------------------------------
Options outstanding as of December 31, 2003           5,287     $   745,373
Options closed or expired                            (2,280)       (331,434)
Options exercised                                    (3,007)       (413,939)
                                                 ---------------------------
Options outstanding as of December 31, 2004              --     $        --
                                                 ===========================


            28 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of December 31, 2004, the Fund had entered into the following total return swap agreements:

                                                          PAID BY             RECEIVED BY
SWAP                               NOTIONAL           THE FUND AT             THE FUND AT    TERMINATION        UNREALIZED
COUNTERPARTY                         AMOUNT     DECEMBER 31, 2004       DECEMBER 31, 2004          DATES      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------
                                                                    Value of total return
                                                  One-Month LIBOR      of Lehman Brothers
Deutsche Bank AG                 $4,250,000  less 50 basis points              CMBS Index         1/1/05        $   21,173
                                                                    Value of total return
Goldman Sachs                                           One-Month      of Lehman Brothers
Capital Markets LP                4,250,000             LIBOR BBA              CMBS Index        3/31/05            18,304
                                                                                                                ----------
                                                                                                                $   39,477
                                                                                                                ==========

Index abbreviations are as follows:

CMBS          Commercial Mortgage Backed Securities Markets
LIBOR         London-Interbank Offered Rate
LIBOR BBA     London-Interbank Offered Rate British Bankers Association

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.

--------------------------------------------------------------------------------
10. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $32,538,035. Cash of $33,138,570 was received as collateral for the loans, of which $11,966,012 was invested in approved instruments.


            29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            30 | OPPENHEIMER BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BALANCED FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005


            31 | OPPENHEIMER BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends of $0.1646 and $0.1521 per share were paid to Non-service and Service shareholders, respectively, on March 15, 2004, all of which was designated as ordinary income for federal income tax purposes.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2004 which are not designated as capital gain distributions should be multiplied by 40.81% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            32 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
FUND, LENGTH OF SERVICE, AGE       TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
TRUSTEES                           80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.
WILLIAM L. ARMSTRONG,
Chairman of the Board of           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Trustees (since 2003) and          Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
Trustee (since 1999)               Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
Age: 67                            Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media Corporation and Broadway Ventures (since 1984);
                                   a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and UNUMProvident (insurance company)
                                   (since 1991). Mr. Armstrong is also a Director/Trustee of Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following: Storage Technology
                                   Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                                   International Family Entertainment (television channel) (1992-1997), Frontier Real
                                   Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title
                                   (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of
Trustee (since 1993)               private equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 73                            Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and
                                   A.G.E. Asset Management (investment advisor) (until March 1999); and a Director (until
                                   March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 38
                                   portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Formerly Assistant Secretary and a director (December 1991-April 1999) of Centennial
Trustee (since 1999)               Asset Management Corporation; President, Treasurer and a director (June 1989-April
Age: 68                            1999) of Centennial Capital Corporation; Chief Executive Officer and a director of
                                   MultiSource Services, Inc. (March 1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                 A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 1999)               2000). Formerly Director (March 2001-May 2002) of Genetic ID, Inc. and its
Age: 66                            subsidiaries (a privately held biotech company); a partner (July 1974-June 1999) with
                                   PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June 1998) of
                                   Price Waterhouse LLP Global Investment Management Industry Services Group. Oversees 38
                                   portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Trustee (since 1990)               foundation); a director (since 1997) of Putnam Lovell Finance (finance company); a
Age: 63                            director (since June 2002) of UNUMProvident (insurance company). Formerly a director
                                   (October 1999-October 2003) of P.R. Pharmaceuticals (a privately company); Chairman and a director (until October 1996) and President and Chief Executive Officer (until
                                   October 1995) of the Manager; President, Chief Executive Officer and a director (until
                                   October 1995) of Oppenheimer Acquisition Corp., Shareholders Services Inc. and
                                   Shareholder Financial Services, Inc. Overs 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly
Trustee (since 1996)               (until October 1994) Mr. Freedman held several positions in subsidiary or affiliated
Age: 64                            companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey International Studies (an educational organization) (since
Trustee (since 2002)               February 2000); a director of The California Endowment (a philanthropic organization)
Age: 58                            (since April 2002) and of Community Hospital of Monterey Peninsula (educational organization) (since February 2002); a director of America Funds Emerging Markets
                                   Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse
                                   First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University of Michigan.
                                   Formerly, Trustee of MassMutual Institutional Funds (open-end investment company)
                                   (1996-May 2004); a director of MML Series Investment Fund (April 1989-May 2004) and
                                   MML Services (April 1987-May 2004) (investment companies); member of the investment committee (2000-2003) of Hartford Hospital; an advisor (2000-2003) to Unilever
                                   (Holland)'s pension fund; and President (February 1991-April 2000) of ARCO Investment
                                   Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.


            33 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,                  Chairman, Chief Executive Officer and Director of Steele Street State Bank (a
Trustee (since 2002)               commercial banking entity) (since August 2003); director of Colorado UpLIFT (a
Age: 60                            non-profit organization) (since 1986); trustee (since 2000) of the Gallagher Family
                                   Foundation (non-profit organization). Formerly, Chairman of U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1,
                                   1999), a director of: Commercial Assets, Inc. (a REIT) (1993-2000), Jones Knowledge,
                                   Inc. (a privately held company) (2001-July 2004) and U.S. Exploration, Inc. (oil and
                                   gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Institutional Funds (since 1996) and MML Series Investment Fund
Trustee (since 2000)               (since 1987) (both open-end investment companies) and the Springfield Library and
Age: 62                            Museum Association (since 1995) (museums) and the Community Music School of
                                   Springfield (music school) (since 1996); Trustee (since 1987), Chairman of the Board
                                   (since 2003) and Chairman of the investment committee (since 1994) for the Worcester
                                   Polytech Institute (private university); and President and Treasurer (since January
                                   1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 -
                                   2003); Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                                   Bank) (commercial bank); and Executive Vice President (January 1999-July 1999) of
                                   Peoples Heritage Financial Group, Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                        LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                                   INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and director (since June 2001) and President (since
President and Trustee              September 2000) of the Manager; President and a director or trustee of other
(since 2001)                       Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
Age: 55                            Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                                   Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director
                                   (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                   Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager);
                                   President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                   Inc., Centennial Asset Management Corporation, Trinity Investment Management
                                   Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                   President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                                   Real Asset Management, Inc.; Executive Vice President (since February 1997) of
                                   Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director
                                   (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company
                                   Institute's Board of Governors (elected to serve from October 3, 2003 through
                                   September 30, 2006). Formerly, Chief Operating Officer (September 2000-June 2001) of
                                   the Manager; President and trustee (November 1999-November 2001) of MML Series
                                   Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                                   Executive Officer and director (September 1999-August 2000) of MML Bay State Life
                                   Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                   Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 62 portfolios as Trustee/Director and 21 additional portfolios as Officer in the
                                   OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. FERREIRA,
                                   LEAVY, MANIOUDAKIS, AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                   FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY,
                                   CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR
                                   HER EARLIER RESIGNATION, DEATH OR REMOVAL.

EMMANUEL FERREIRA,                 Vice President of the Manager since January 2003. An officer of 5 portfolios in the
Vice President and Portfolio       OppenheimerFunds complex. Formerly, Portfolio Manager at Lashire Investments (July
Manager (since 2003)               1999-December 2002), and a Senior Analyst at Mark Asset Management (July 1997-June
Age: 37                            1999).


            34 | OPPENHEIMER BALANCED FUND/VA

CHRISTOPHER LEAVY,                 Senior Vice President of the Manager since September 2000; an officer of 8 portfolios
Vice President and Portfolio       in the OppenheimerFunds complex. Formerly a portfolio manager of Morgan Stanley Dean
Manager (since 2003)               Witter Investment Management (1997 - September 2000).
Age: 33

ANGELO MANIOUDAKIS,                Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and                 Management Corporation (since April, 2002 and of OFI Institutional Asset Management,
Portfolio Manager                  Inc. (since June 2002); an officer of 14 portfolios in the OppenheimerFunds complex.
(since 2003)                       Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a
Age: 38                            division of Morgan Stanley Investment Management (August 1993-April 2002).

BRIAN W. WIXTED,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 1999)             HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                   Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments,
                                   Inc. (since March 2000), of OppenheimerFunds International Ltd. and OppenheimerFunds
                                   plc (since May 2000), of OFI Institutional Asset Management, Inc. (since November
                                   2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation)
                                   (since June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                                   Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March
                                   1999) of Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial
                                   Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                   Program (April 2000-June 2003); Principal and Chief Operating Officer (March
                                   1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An officer of
                                   83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since February
Vice President & Secretary         2002) of the Manager; General Counsel and a director (since November 2001) of the
(since 2001)                       Distributor; General Counsel (since November 2001) of Centennial Asset Management
Age: 56                            Corporation; Senior Vice President and General Counsel (since November 2001) of
                                   HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                   November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a director
                                   (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                   Vice President and a director (since November 2001) of Oppenheimer Partnership
                                   Holdings, Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                                   Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                   Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
                                   Investments, Inc. and OFI Trust Company; Vice President (since November 2001) of
                                   OppenheimerFunds Legacy Program; Senior Vice President and General Counsel (since
                                   November 2001) of OFI Institutional Asset Management, Inc.; a director (since June
                                   2003) of OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                                   of Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001); and OppenheimerFunds International Ltd.
                                   (October 1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager;
Vice President and Chief           Vice President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. Formerly (until February
(since 2004)                       2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An
Age: 54                            officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


            35 | OPPENHEIMER BALANCED FUND/VA

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $20,500 in fiscal 2004 and $19,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,548 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $41,407 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The registrant's Board of Trustees has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of the registrant, or to an individual Trustee c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at WWW.OPPENHEIMERFUNDS.COM under the caption "contact us." If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as group, or to an individual Trustee. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

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      (b)   There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)